EXHIBIT 24B

3333 HOLDING CORPORATION

POWER OF ATTORNEY

     THE UNDERSIGNED hereby constitutes and appoints Stephen M. Weinberg with full power of substitution in the premises, as the undersigned’s true and lawful agent and attorney-in-fact (the “Attorney-in-Fact”), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of 3333 Holding Corporation (the “Company”), to execute and file with the Securities and Exchange Commission the Company’s Registration Statement on Form S-8 relating to the issuance by Centex Corporation of up to 3,000,000 shares of Common Stock, par value $0.25 per share, of Centex Corporation under the Centex Corporation 2003 Equity Incentive Plan, together with any and all amendments to such Registration Statement.

     This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorney-in-Fact, may not be revoked until the Attorney-in-Fact has received five days written notice of such revocation.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of October 2003.

/s/ JOSIAH O. LOW, III

Josiah O. Low, III
Director
3333 Holding Corporation

EXHIBIT 24B

3333 HOLDING CORPORATION

POWER OF ATTORNEY

     THE UNDERSIGNED hereby constitutes and appoints Stephen M. Weinberg with full power of substitution in the premises, as the undersigned’s true and lawful agent and attorney-in-fact (the “Attorney-in-Fact”), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of 3333 Holding Corporation (the “Company”), to execute and file with the Securities and Exchange Commission the Company’s Registration Statement on Form S-8 relating to the issuance by Centex Corporation of up to 3,000,000 shares of Common Stock, par value $0.25 per share, of Centex Corporation under the Centex Corporation 2003 Equity Incentive Plan, together with any and all amendments to such Registration Statement.

     This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorney-in-Fact, may not be revoked until the Attorney-in-Fact has received five days written notice of such revocation.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of October 2003.

/s/ DAVID M. SHERER

David M. Sherer
Director
3333 Holding Corporation

EXHIBIT 24B

3333 HOLDING CORPORATION

POWER OF ATTORNEY

     THE UNDERSIGNED hereby constitutes and appoints Stephen M. Weinberg with full power of substitution in the premises, as the undersigned’s true and lawful agent and attorney-in-fact (the “Attorney-in-Fact”), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of 3333 Holding Corporation (the “Company”), to execute and file with the Securities and Exchange Commission the Company’s Registration Statement on Form S-8 relating to the issuance by Centex Corporation of up to 3,000,000 shares of Common Stock, par value $0.25 per share, of Centex Corporation under the Centex Corporation 2003 Equity Incentive Plan, together with any and all amendments to such Registration Statement.

     This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorney-in-Fact, may not be revoked until the Attorney-in-Fact has received five days written notice of such revocation.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of October 2003.

/s/ ROGER O. WEST

Roger O. West
Director
3333 Holding Corporation